Exhibit 99.1

Goldman Sachs Twenty Sixth Annual Global Healthcare Conference 2005 June 15, 2005

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. This presentation contains these types of statements, which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance used in connection with any discussion of future operating results or financial performance identify forward-looking statements. All forward-looking statements reflect management's present expectations of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors that could cause actual results to differ materially from the results predicted include challenges presented by our acquisitions; economic and political risks related to our international operations; changes in the healthcare industry; the impact of government regulation; dependence on our customers' research and development efforts; and changes or disruptions in our relationships with our customers, suppliers and key employees, together with other potential risks and uncertainties, all of which are detailed under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Fisher Scientific International Inc.'s December 31st, 2004 Annual Report on SEC Form 10-K. Please refer to the supplementary information table on our website at www.fisherscientific.com under "Investor Presentations" for a reconciliation of the adjusted amounts presented herein to generally accepted accounting principles. Safe Harbor Statement

The World Leader in Serving Science Leading supplier to scientific markets One-stop shop for the scientist Addressing complexity in the lab Technology Regulatory Cost pressures Accelerated drug development

Sales Operating Margin Stock Price Equity Market Cap. Track Record of Accomplishment 1991 2005F $0.8 5.2%* $3 $0.2 * Operating margin excludes impact of restructuring and non-recurring items. ** Midpoint of guidance as of June 15, 2005. Operating margin excludes impact of restructuring and non-recurring items. $5.6 13.4% $64 $8.0 ($ in billions, except per share amounts) ** CAGR 15% +820 bps 26% 31% **

Markets Served Global Market: $50 Billion Long Term Growth Rate: 5 - 8% Bipharma 7 Safety 12 Clinical 10 Scientific Research 23 U.S. Clinical Lab $10 billion U.S. Lab Safety and Personal Protection $12 billion Global Scientific Research $23 billion Global Biopharma Production $5 billion No Customer > 3% of Sales Revenues by Customer Segment Serving Large and Growing Markets Pharma 0.22 Hospitals 0.14 Reference Labs / Other 0.08 Other 0.29 Government 0.09 Medical Research 0.07 Colleges and Universities 0.11 Pharma / Biotech 22% Colleges & Universities 11% Medical Research 7% Other Scientific Research 29% Hospitals 14% Reference Labs 8% Government 9%

Providing Value to Customers Global operations Technical complexity Pressure on costs Regulatory requirements Customer Dynamics Fisher's Value Proposition Global logistics / systems capabilities One-stop shop Value-added services Technical specialists Managing Complexity

Providing Value to Shareholders Operational Efficiencies Expand Product and Service Offering Shareholder Value Leverage Channel Position

Free Cash Flow* Significant Cash Flow Generation Margin Expansion + = *Midpoint of guidance range of $385-$415 million for 2005 as of June 15, 2005. Free cash flow is defined as cash flow from operating activities less capital expenditures. CAGR = 39% Cash Flow Efficiency

Attractive Earnings Per Share Growth * Excludes goodwill amortization. ** Range of guidance as of June 15, 2005. Excludes restructuring and non-recurring items. *** Midpoint of guidance range of 13.3 percent to 13.5 percent as of June 15, 2005. Excludes restructuring and non-recurring items. 2000 2001 2002 2003 2004 2005F CAGR: 24% 2000 2001 2002 2003 2004 2005F East 0.068 0.073 0.075 0.078 0.101 0.134 Operating margin $3.45 - $3.60** 10.2% 13.4%*** * *

Investment Highlights Leader in large and growing markets Proven track record Strong platform for growth Significant cash flow generation

The World Leader in Serving Science

(in millions, except per share amounts) Supplementary Financial Information * Operating income for 2003 and 2004 includes the results of Atos Medical AB which was sold on April 5, 2005. * *